SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  January 22, 2025
Bankwell Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	001-36448	20-8251355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

258 Elm Street
New Canaan, Connecticut 06840
(203) 652-0166
(Address of Principal Executive Officers and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value per share	BWFG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition

On January 22, 2025, Bankwell Financial Group, Inc., the holding company for Bankwell Bank, issued a press release describing its results of operations for the period ended December 31, 2024.

A copy of the press release is included as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Matthew McNeill, age 49, was elected to President of Bankwell Bank (the "Bank") and Bankwell Financial Group, Inc. (the "Company") as of January 22, 2025.

Mr. McNeill joined the Company in 2020 as Executive Vice President and Chief Banking Officer. He has more than 20 years of experience in Commercial Banking. Prior to joining Bankwell, he served as Head of Commercial Lending at Metropolitan Commercial Bank, Mr. McNeill has additionally held lending roles at HSBC Bank US and Banco Santander.

There are no family relationships between Mr. McNeill and any director or executive officer, or any arrangements or understandings between Mr. McNeill and the Company or any other person, pursuant to which he was appointed President of the Bank and the Company.

Mr. McNeill is party to an employment contract with the Company and the Bank that expires December 31, 2026, the terms of which are described in the proxy statement for the Company’s 2024 annual shareholders meeting, and is eligible to participate in the Company’s annual and long-term incentive programs for senior executives as well as all general employee benefit plans maintained by the Company. Neither the Company nor the Bank entered into any new contract or arrangement with Mr. McNeill in connection with his appointment as President of the Bank and the Company.

Item 7.01	Regulation FD Disclosure

On January 22, 2025, Bankwell Financial Group, Inc., the holding company for Bankwell Bank, issued slide presentation material, which includes among other things, a review of financial results and trends through the period ended December 31, 2024. A copy of the material will also be available on the Company’s website, https://investor.mybankwell.com/events-and-presentations/

A copy of the Presentation Material is included as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 8.01	Other Events

Quarterly Dividend Announcement

On January 22, 2025, Bankwell Financial Group, Inc. (the Company), parent company of Bankwell Bank, announced that on January 22, 2025, its Board of Directors voted to pay a quarterly dividend in the amount of $0.20 per share on February 21, 2025 to all shareholders of record as of February 11, 2025.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release Dated January 22, 2025
99.2	Presentation Materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKWELL FINANCIAL GROUP, INC.
Registrant

January 22, 2025	By: /s/ Courtney E. Sacchetti
Courtney E. Sacchetti
Executive Vice President
and Chief Financial Officer